Exhibit 99.6

REDACTED

Certain identified information, indicated by [*****], has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

REAL ESTATE MATTERS AGREEMENT

This REAL ESTATE MATTERS AGREEMENT, dated as of March 30, 2022 (this “Agreement”), is by and between Bausch Health Companies Inc., a corporation continued under the laws of the Province of British Columbia, Canada (“Parent”), and Bausch + Lomb Corporation, a company incorporated under the laws of Canada (“SpinCo”). Unless otherwise defined in this Agreement, all capitalized terms used in this Agreement shall have the meaning set forth in the Master Separation Agreement, dated as of the date hereof, by and between Parent and SpinCo (as amended, modified or supplemented from time to time in accordance with its terms, the “Separation Agreement”).

R E C I T A L S

WHEREAS, SpinCo is presently a wholly-owned subsidiary of Parent;

WHEREAS, pursuant to the Separation Agreement, Parent will offer and sell to the public Initial Common Shares in an initial public offering (the “IPO”), immediately following which offering and sale Parent will own 80.1% or more of the outstanding Initial Common Shares;

WHEREAS, Parent currently intends to, after the IPO, effect the Distribution;

WHEREAS, effective as of the date hereof and in accordance with the Separation Agreement, Parent and SpinCo desire to set forth certain agreements regarding real estate matters at and after the Separation Time; and

WHEREAS, the Separation Agreement requires execution and delivery of this Agreement by Parent and SpinCo at or prior to the Separation.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained in this Agreement, Parent and SpinCo, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. The following terms, as used herein, shall have the meanings stated below.

(a) “Entangled Sites List” means the list entitled “Entangled Sites” and attached hereto as Exhibit 1, as updated and amended from time to time by mutual written agreement of the parties hereto.

(b) “Landlord” means the landlord or sublandlord under a Parent Lease or SpinCo Lease, and its successors and assigns, and includes the holder of any other interest that is superior to the interest of the landlord or sublandlord under such Parent Lease or SpinCo Lease.

(c) “Lease Consents” means all consents, waivers or amendments required from the Landlord or other third parties under the Relevant Leases to sublease the Parent Leased Properties or the SpinCo Leased Properties to SpinCo or Parent, as applicable.

(d) “Parent Lease” means, in relation to each Parent Leased Property, the lease(s) (or sublease(s) or license(s)) under which Parent or its applicable Subsidiary holds such Parent Leased Property.

(e) “Parent Leased Properties” means the Properties listed in the Entangled Sites List, which Properties are currently under lease by Parent (or its Subsidiaries) (other than SpinCo or its Subsidiaries)).

(f) “Parent Owned Properties” means the Properties listed in the Entangled Sites List, which Properties are currently owned by Parent (or its Subsidiaries (other than SpinCo and its Subsidiaries)).

(g) “Properties” means the Parent Leased Properties, the Parent Owned Properties, the SpinCo Leased Properties and the SpinCo Owned Properties.

(h) “Relevant Leases” means those of Parent Leases or SpinCo Lease with respect to which the Landlord’s consent is required for a sublease contemplated by this Agreement.

(i) “SpinCo Lease” means, in relation to each SpinCo Leased Property, the lease(s) (or sublease(s) or license(s)) under which SpinCo or its applicable Subsidiary holds such SpinCo Leased Property.

(j) “SpinCo Leased Properties” means the Properties listed in the Entangled Sites List, which Properties are currently under lease by SpinCo (or its Subsidiaries).

(k) “SpinCo Owned Properties” means the Properties listed in the Entangled Sites List, which Properties are currently owned by SpinCo (or its Subsidiaries).

ARTICLE II

PROPERTIES

Section 2.1 Parent Leased Property. If the parties hereto mutually agree hereafter, Parent or its applicable Subsidiary shall grant to SpinCo or its applicable Subsidiary a sublease of part of the relevant Parent Leased Property and SpinCo or its applicable Subsidiary shall accept the same, subject to the other provisions of this Agreement and the terms of the Separation Agreement and the other Ancillary Agreements. Such sublease shall be completed as soon as is reasonably practicable after the parties hereto so mutually agree, but shall not be effective until the earlier of (i) the tenth (10th) Business Day after the relevant Lease Consent has been granted and (ii) the date agreed upon by the parties hereto in accordance with Section 2.6(a) below.

Section 2.2 SpinCo Leased Property. If the parties hereto mutually agree hereafter, SpinCo or its applicable Subsidiary shall grant to Parent or its applicable Subsidiary a sublease of part of the relevant SpinCo Leased Property and Parent or its applicable Subsidiary shall accept the same, subject to the other provisions of this Agreement and the terms of the Separation Agreement and the other Ancillary Agreements. Such sublease shall be completed as soon as is reasonably practicable after the parties hereto so mutually agree, but shall not be effective until the earlier of (i) the tenth (10th) Business Day after the relevant Lease Consent has been granted and (ii) the date agreed upon by the parties hereto in accordance with Section 2.7(a) below.

Section 2.3 Parent Owned Properties. If the parties hereto mutually agree hereafter, Parent shall grant or cause its applicable Subsidiary to grant to SpinCo or its applicable Subsidiary a lease of part of the relevant Parent Owned Property and SpinCo or its applicable Subsidiary shall accept the same, subject to the other provisions of this Agreement and the terms of the Separation Agreement and the other Ancillary Agreements. Such lease shall be completed as soon as is reasonably practicable after the parties hereto so mutually agree.

Section 2.4 SpinCo Owned Properties. If the parties hereto mutually agree hereafter, SpinCo shall grant or cause its applicable Subsidiary to grant to Parent or its applicable Subsidiary a lease of part of the relevant SpinCo Owned Property and Parent or its applicable Subsidiary shall accept the same, subject to the other provisions of this Agreement and the terms of the Separation Agreement and the other Ancillary Agreements. Such lease shall be complete as soon as reasonably practicable after the parties hereto so mutually agree.

Section 2.5 Obtaining the Lease Consents.

(a) Parent and SpinCo confirm that, with respect to each Parent Leased Property and SpinCo Leased Property, to the extent required by the Relevant Lease in connection with any action contemplated by this Agreement, an application will be made as soon as is reasonably practicable after the parties hereto mutually agree to take any such action to the relevant Landlord for the Lease Consents required with respect to the transactions contemplated by this Agreement. For purposes of this Section 2.5, (i) for any Property requiring Landlord Consent of which the tenant/subtenant/licensee before the Separation Time is Parent or its Subsidiaries (other than SpinCo and its Subsidiaries), Parent will have primary responsibility for requesting, negotiating and obtaining the Lease Consent and (ii) for any Property requiring Landlord Consent of which the tenant/subtenant/licensee before the Separation Time is SpinCo or its Subsidiaries, SpinCo will have primary responsibility for requesting, negotiating and obtaining the Lease Consent (each party having primary responsibility of a Relevant Lease being the “Responsible Party”). The Responsible Party shall also make all notices under, and take all other actions with respect to, any Parent Lease or SpinCo Lease to the extent required by such lease in connection with any action contemplated by this Agreement.

(b) Parent and SpinCo will each use commercially reasonable efforts to obtain the Lease Consents, but the Responsible Party shall not be required to commence judicial proceedings for a declaration that a Lease Consent has been unreasonably withheld or delayed, nor shall the Responsible Party be required to pay any consideration in excess of that required by the Relevant Lease or that which is typical in the open market to obtain the relevant Lease Consent.

(c) SpinCo and Parent will promptly satisfy the lawful requirements of the Landlord, and Parent and SpinCo, as applicable, will take all steps to assist the Responsible Party in obtaining the Lease Consents, including, without limitation:

(i) if properly required by the Landlord, entering into an agreement with the relevant Landlord to observe and perform the tenant’s obligations contained in the Relevant Lease throughout the remainder of the term of the Relevant Lease, subject to any statutory limitations of such liability;

(ii) if properly required by the Landlord, providing a guarantee, surety or other security (including, without limitation, a security deposit) for the obligations of SpinCo or Parent, as applicable, or its applicable Subsidiary as tenant or subtenant under the Relevant Lease, and otherwise taking all steps that are necessary and that SpinCo or Parent, as applicable, is capable of doing to meet the lawful requirements of the Landlord so as to ensure that the Lease Consents are obtained; and

(iii) if applicable, using all commercially reasonable efforts to assist the Responsible Party with obtaining the Landlord’s consent to the release of any guarantee, surety or other security (or portion thereof) that Responsible Party or its Subsidiary may have previously provided to the Landlord and, if required, offering the same or equivalent security to the Landlord to obtain such release.

Notwithstanding the foregoing, (1) except with respect to guarantees, sureties or other security referenced in Section 2.5(c)(ii), SpinCo or Parent, as applicable, shall not be required to obtain a release of any obligation entered into by the Responsible Party or its Subsidiary with any Landlord or other third party with respect to any Property; and (2) SpinCo or Parent, as applicable, shall not communicate directly with any of the Landlords for which it is not the Responsible Party unless SpinCo or Parent, as applicable, can show the Responsible Party reasonable grounds for doing so.

(d) If, with respect to any Leased Properties, Parent and SpinCo are unable to obtain a release by the Landlord of any guarantee, surety or other security (or a portion thereof) that the Responsible Party or its Subsidiary has previously provided to the Landlord, SpinCo or Parent, as applicable, shall indemnify, defend, protect and hold harmless the Responsible Party and its Subsidiary from and after the Separation Time against all losses, costs, claims, damages, or liabilities incurred by the Responsible Party or its Subsidiary as a result of such guarantee, surety or other security, but solely to the extent caused by or related to the acts or omissions of the Parent or SpinCo (or their respective Subsidiaries), as the case may, as subtenant or tenant of the Property or relating to that portion of the Property being subleased or leased by Parent or SpinCo (or their respective Subsidiaries), as the case may.

Section 2.6 Occupation by SpinCo.

(a) In the event the parties hereto are in the process of obtaining a Lease Consent such that SpinCo (or its Subsidiary) may occupy a property pursuant to this Agreement, subject to compliance with Section 2.6(b) and the applicable provision hereof governing the category of each Property to be occupied by SpinCo (or its Subsidiary) pursuant to this Agreement (including mutual agreement of the parties hereto) and the terms of the applicable Relevant Lease, SpinCo (or its Subsidiary) shall be entitled to occupy the relevant Property as a licensee upon the terms and conditions contained in the Parent Lease, if applicable, and upon the terms and conditions to be mutually agreed by Parent and SpinCo (for the avoidance of doubt, in such case, the Service Charges with respect to the services set forth on Exhibit 2 applicable to such relevant

Property shall remain as set forth on Exhibit 2). In such case, SpinCo will be responsible for all costs, expenses and liabilities incurred by Parent or its applicable Subsidiary as a consequence of such occupation, except for any losses, claims, costs, demands and liabilities incurred by Parent or its Subsidiary (other than SpinCo and its Subsidiaries) as a result of any enforcement action taken by the Landlord against Parent or its Subsidiary (other than SpinCo and its Subsidiaries) with respect to any breach by Parent or its Subsidiary (other than SpinCo and its Subsidiaries) of the Relevant Lease in permitting SpinCo (or its Subsidiary) to so occupy the Property without obtaining the required Lease Consent, for which Parent or its Subsidiary (other than SpinCo and its Subsidiaries) shall be solely responsible. In such case, SpinCo (or its Subsidiary) shall not be entitled to make any claim or demand against, or obtain reimbursement from, Parent or its applicable Subsidiary with respect to any costs, losses, claims, liabilities or damages incurred by SpinCo (or its Subsidiary) as a consequence of being obliged to vacate the Property or in obtaining alternative premises, including, without limitation, any enforcement action that a Landlord may take against SpinCo (or its Subsidiary).

(b) In the event Section 2.6(a) is applicable, SpinCo (or its Subsidiary) shall, effective as of its occupation of each Property, (i) pay Parent all rents, service charges, insurance premiums and other sums payable by Parent or its applicable Subsidiary under any such Relevant Lease or under the applicable sublease to be mutually agreed by Parent and SpinCo; (ii) observe the tenant’s covenants, obligations and conditions contained in the Parent Lease or in the sublease to be mutually agreed by Parent and SpinCo; and (iii) indemnify, defend, protect and hold harmless Parent and its applicable Subsidiary from and against all losses, costs, claims, damages and liabilities arising on account of any breach thereof by SpinCo (or its Subsidiary).

(c) In the event Section 2.6(a) is applicable, Parent shall supply promptly to SpinCo copies of all invoices, demands, notices and other communications received by Parent or its applicable Subsidiaries or agents in connection with any of the matters for which SpinCo (or its Subsidiary) may be liable to make any payment or perform any obligation pursuant to Section 2.6(b), and shall, at SpinCo’s cost, take any steps and pass on any objections that SpinCo (or its Subsidiary) may have in connection with any such matters. SpinCo (or its Subsidiary) shall promptly supply to Parent any notices, demands, invoices and other communications received by SpinCo or its Subsidiary or agents from any Landlord while SpinCo (or its Subsidiary) occupies any Property without the relevant Lease Consent.

Section 2.7 Occupation by Parent.

(a) In the event the parties hereto are in the process of obtaining a Lease Consent such that Parent (or its Subsidiary, other than SpinCo and its Subsidiaries) may occupy a property pursuant to this Agreement, subject to compliance with Section 2.7(b) below and the applicable provision hereof governing the category of each Property to be occupied by Parent (or its Subsidiary, other than SpinCo and its Subsidiaries) pursuant to this Agreement (including mutual agreement of the parties hereto) and the terms of the applicable Relevant Lease, Parent shall be entitled to occupy the relevant Property as a licensee upon the terms and conditions contained in the SpinCo Lease, if applicable, or upon the terms and conditions to be mutually agreed by Parent and SpinCo (for the avoidance of doubt, in such case, the Service Charges with respect to the services set forth on Exhibit 2 applicable to such relevant Property shall remain as set forth on Exhibit 2). In such case, Parent will be responsible for all costs, expenses and liabilities incurred by SpinCo or its applicable Subsidiary as a consequence of such occupation, except for any losses, claims, costs, demands and liabilities incurred by SpinCo or its Subsidiary as a result of any enforcement action taken by the Landlord against SpinCo or its Subsidiary with respect to any breach by SpinCo or its Subsidiary of the Relevant Lease in permitting Parent (or its Subsidiary, other than SpinCo and its Subsidiaries) to so occupy the Property without obtaining the required Lease Consent, for which SpinCo or its Subsidiary shall be solely responsible. In such case, Parent (or its Subsidiary, other than SpinCo and its Subsidiaries) shall not be entitled to make any claim or demand against, or obtain reimbursement from, SpinCo or its applicable Subsidiary with respect to any costs, losses, claims, liabilities or damages incurred by Parent (or its Subsidiary, other than SpinCo and its Subsidiaries) as a consequence of being obliged to vacate the Property or in obtaining alternative premises, including, without limitation, any enforcement action that a Landlord may take against Parent (or its Subsidiary, other than SpinCo and its Subsidiaries).

(b) In the event Section 2.7(a) is applicable, Parent (or its Subsidiary, other than SpinCo and its Subsidiaries) shall, effective as of its occupation of each Property, (i) pay SpinCo all rents, service charges, insurance premiums and other sums payable by SpinCo or its applicable Subsidiary under any such Relevant Lease or under the sublease to be mutually agreed by Parent and SpinCo, as applicable; (ii) observe the tenant’s covenants, obligations and conditions contained in the SpinCo Lease or in the sublease to be mutually agreed by Parent and SpinCo; and (iii) indemnify, defend, protect and hold harmless SpinCo and its applicable Subsidiary from and against all losses, costs, claims, damages and liabilities arising on account of any breach thereof by Parent (or its Subsidiary, other than SpinCo and its Subsidiaries).

(c) In the event Section 2.7(a) is applicable, SpinCo shall supply promptly to Parent copies of all invoices, demands, notices and other communications received by SpinCo or its or its applicable Subsidiaries or agents in connection with any of the matters for which Parent (or its Subsidiary, other than SpinCo and its Subsidiaries) may be liable to make any payment or perform any obligation pursuant to Section 2.7(b), and shall, at Parent’s cost, take any steps and pass on any objections that Parent (or its Subsidiary, other than SpinCo and its Subsidiaries) may have in connection with any such matters. Parent (or its Subsidiary, other than SpinCo and its Subsidiaries) shall promptly supply to SpinCo any notices, demands, invoices and other communications received by Parent (or its Subsidiary, other than SpinCo and its Subsidiaries) or its agents from any Landlord while Parent (or its Subsidiary, other than SpinCo and its Subsidiaries) occupies any Property without the relevant Lease Consent.

Section 2.8 Obligation to Complete. If, with respect to any Parent Leased Property or SpinCo Leased Property, at any time a relevant Lease Consent is formally and unconditionally refused in writing, Parent and SpinCo shall commence good-faith negotiations and use commercially reasonable efforts to determine how to allocate the applicable Property, based on the relative importance of the applicable Property to the operations of each party, the size of the applicable Property, the number of employees of each party at the applicable Property, the value of assets associated with each business, the cost to relocate, and the potential risk and liability to each party if an enforcement action is brought by the applicable Landlord. Such commercially reasonable efforts shall include consideration of alternate structures to accommodate the needs of both parties and the allocation of the costs thereof, including entering into amendments of the size, term or other terms of the Relevant Lease, restructuring a proposed lease assignment to be a sublease and relocating one party. If the parties hereto cannot agree upon an allocation of the Property within fifteen (15) days after commencement of negotiations between the parties hereto as described above, then either party may, by delivering written notice to the other, require that the matter be referred to the Chief Financial Officers of both parties. In such event, the Chief Financial Officers shall use commercially reasonable efforts to determine the allocation of the Property, including having a meeting or telephone conference within ten (10) days thereafter. If the parties hereto are unable to agree upon the allocation of an applicable Property within fifteen (15) days after the matter is referred to the Chief Financial Officers as described above, the disposition of the applicable Property and the risks associated therewith shall be determined in accordance with Article VIII (Dispute Resolution) of the Separation Agreement.

Section 2.9 Form of Transfer.

(a) The leases to be granted to SpinCo or Parent with respect to the Parent Owned Property and the SpinCo Owned Property (if any) shall be on terms to be mutually agreed by Parent and SpinCo.

(b) The subleases to be granted to SpinCo or Parent with respect to the Parent Leased Property and the SpinCo Leased Property (if any) shall be on terms to be mutually agreed by Parent and SpinCo.

(c) Parent and SpinCo agree that to the extent either party hereto desires to pursue the separation of the master lease to a Parent Leased Property or SpinCo Leased Property instead of pursuing a sublease, the other party will cooperate in such separation of master lease; provided that all costs relating thereto will be the sole responsibility of the party requesting the separation of the master lease or, if both parties agree, split equally between both parties. To the extent that the parties hereto agree to pursue separation of a master lease rather than a sublease but such separation of master lease has not occurred by the time mutually agreed by the parties hereto, Parent and SpinCo will equitably share the space and cost of the space, pursuant to the process described in Section 2.6 or Section 2.7, as applicable, that have not yet received Landlord consent.

Section 2.10 Casualty; Lease Termination. The parties hereto shall grant and accept transfers, assignments, leases or subleases of the Properties as described in this Agreement, regardless of any casualty damage or other change in the condition of the Properties. In addition, in the event that a Parent Lease with respect to a Leased Property or a SpinCo Lease with respect to a SpinCo Leased Property is terminated before the time the parties mutually agree to assign or sublease such party, (a) Parent and SpinCo, respectively, shall not be required to assign or sublease such Property, (b) SpinCo and Parent, respectively, shall not be required to accept an assignment or sublease of such Property and (c) neither party shall have any further liability with respect to such Property hereunder.

Section 2.11 Fixtures and Fittings. The provisions of the Separation Agreement and the other Ancillary Agreements shall apply to any equipment, office equipment, trade fixtures, furniture and any other personal property located at each Property (excluding any equipment, office equipment, trade fixtures, furniture and any other personal property owned by third parties).

Section 2.12 Costs. Subject to Section 3.1, the Responsible Party shall pay all fees, costs and expenses incurred in connection with obtaining the Lease Consents, including, without limitation, Landlords’ reasonable consent fees and attorneys’ fees and any costs and expenses relating to re-negotiation of Parent Leases and SpinCo Leases, as applicable. Subject to Section 3.1, the owner of the relevant Property shall also pay all fees, costs and expenses in connection with the transfer of the Property, including title insurance premiums, escrow fees, recording fees, and any transfer taxes arising as a result of the transfers.

Section 2.13 Signing and Ratification. Parent and SpinCo hereby ratify and authorize all signatures to any document entered into in connection with this Agreement by Parent and SpinCo, or each’s respective Subsidiaries, and the parties hereto agree that to the extent any challenges arise to the authority of any such signature from and after the date hereof, Parent and SpinCo will cooperate to ratify such signatures and prepare any corporate authorizations or resolutions necessary therefor.

ARTICLE III

SERVICES; ALTERNATE ARRANGEMENTS

Section 3.1 Services. Parent and SpinCo each agree and acknowledge that, upon the Separation Time, in accordance with the Transition Services Agreement, each party hereto shall supply to, or perform for the benefit of, the other party hereto (and the other party hereto shall accept) certain services with respect to the Properties as further described on Exhibit 2 (the “Services Schedule”). The Service Charges with respect to the services set forth on Exhibit 2 shall be as set forth on Exhibit 2 and the services set forth on the Services Schedule and shall be invoiced monthly in accordance with the Transition Services Agreement as if such services were set forth on Schedule A or Schedule B of the Transition Services Agreement, as applicable.

Section 3.2 Non-Subleased or Leased Properties. Notwithstanding anything to the contrary herein, the parties hereto agree and acknowledge that there may be circumstances in which the parties hereto mutually agree that a formal lease or sublease will not be entered into in order to establish shared occupancy of a Property, in which case such occupancy shall be on the relevant terms and conditions set forth on Services Schedule and on arm’s length terms to be mutually agreed by Parent and SpinCo.

Section 3.3 Transitional Nature of Services. The parties hereto acknowledge the transitional nature of the shared occupancy and services contemplated by the Services Schedule and agree to cooperate to use commercially reasonable efforts to provide for a formal separation as promptly as reasonably practicable and, in any event, by the deadline set forth in the column of the Services Schedule entitled “Exit Criteria”. Specifically, the parties hereto acknowledge and agree that they intend to (and shall) discuss and negotiate, acting reasonably and in good faith, in order to reach agreement on long-term arrangements for each of the Properties. However, notwithstanding their good-faith efforts and reasonable negotiations, if the parties hereto are unable to come to agreement on the formal separation with respect to a Property by the deadline set out above, then either party may, by delivering written notice to the other, require that the matter be referred to the Chief Financial Officers of both parties. In such event, the Chief Financial Officers shall use commercially reasonable efforts to determine the formal separation with respect to the Property, including having a meeting or telephone conference within ten (10) days thereafter. If the parties hereto are unable to agree upon a formal separation within fifteen (15) days after the matter is referred to the Chief Financial Officers as described above, the formal separation of the applicable Property shall be determined in accordance with Article VIII (Dispute Resolution) of the Separation Agreement. Notwithstanding the above, with respect to the Properties described on Exhibit 3 hereto, unless the parties agree otherwise, the long-term separation arrangements for such Properties shall be completed as described on such Exhibit 3.

Section 3.4 Service Extension. If, either (i) with respect to a Relevant Lease, notwithstanding the use of commercially reasonable efforts by SpinCo or Parent, as the case may be, to obtain the Lease Consent, the Landlord has not provided its Lease Consent by the deadline specified in the column of the Services Schedule entitled “Exit Criteria”, but the Landlord has not formally and unconditionally refused its Lease Consent (as described in Section 2.8 herein), or (ii) the parties have agreed upon, but are continuing to implement the long-term arrangements for a Property (and have not completed the formal separation such that the extension of the services with respect to such Property is reasonably necessary), then, in either case, the duration of the services with respect to that Property may be extended for an additional three (3) months, at the request of either party (an “Extension Request”), and, for the avoidance of doubt, in such case, the Service Charges with respect to the services set forth on Exhibit 2 applicable to such relevant Property shall remain as set forth on Exhibit 2. Subject to the criteria in this Section 3.4 being met, each party may request up to two (2) Extension Requests per service set forth on the Services Schedule.

Section 3.5 Termination of Services. If the parties are able to come to agreement on the formal separation with respect to a Property prior to the deadline specified in the column of the Services Schedule entitled “Exit Criteria”, then, unless otherwise agreed by the parties, the applicable services shall terminate upon the effectiveness of such early formal separation.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Further Assurances. Each party hereto covenants and agrees that, without any additional consideration, it shall execute and deliver any further legal instruments and perform any acts that are or may become necessary to effectuate this Agreement.

Section 4.2 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by facsimile or electronic transmission with receipt confirmed or by registered or certified mail (postage prepaid, return receipt requested) to the respective party hereto at the following addresses (or at such other address as shall be specified in a notice given in accordance with this Section 4.2):

If to Parent, to:

Bausch Health Companies Inc.

2150 St. Elzéar Blvd. West

Laval, Québec, Canada H7L 4A8

Attention: General Counsel

E-mail:    [*****]

with a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention:   Igor Kirman

          Mark F. Veblen

Facsimile: [*****]

Email:      [*****]

If to SpinCo, to:

Bausch + Lomb Corporation

400 Somerset Corporate Blvd

Bridgewater, NJ 08807 USA

Attention:   General Counsel

E-mail:       [*****]

with a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention:   Igor Kirman

          Mark F. Veblen

Facsimile:   [*****]

Email:          [*****]

Either party hereto may, by notice to the other party hereto, change the address to which such notices are to be given.

Section 4.3 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. Upon such determination, the parties hereto shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the parties hereto.

Section 4.4 Entire Agreement. This Agreement, the Separation Agreement, the other Ancillary Agreements and the Exhibits and Schedules referenced or attached hereto and thereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof.

Section 4.5 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person, including any union or any employee or former employee of Parent or SpinCo, any legal or equitable right, benefit or remedy of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

Section 4.6 Governing Law. This Agreement (and any claims or disputes arising out of or related hereto or thereto or to the transactions contemplated hereby and thereby or to the inducement of any party to enter herein and therein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be governed by and construed and interpreted in accordance with the Laws of the State of Delaware, irrespective of the choice of laws principles of the State of Delaware, including all matters of validity, construction, effect, enforceability, performance and remedies.

Section 4.7 Amendment. No provisions of this Agreement, including any Schedules to this Agreement, shall be deemed waived, amended, supplemented or modified by a party hereto, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the party against whom it is sought to enforce such waiver, amendment, supplement or modification.

Section 4.8 Authority. Each of the parties hereto represents to the other that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement; (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other action; (c) it has duly and validly executed and delivered this Agreement; and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equity principles.

Section 4.9 Rules of Construction. In this Agreement, (a) words in the singular shall be deemed to include the plural and vice versa and words of one gender shall be deemed to include the other genders as the context requires; (b) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules, Exhibits and Appendices hereto) and not to any particular provision of this Agreement; (c) Article, Section, Schedule, Exhibit and Appendix references are to the Articles, Sections, Schedules, Exhibits and Appendices to this Agreement unless otherwise specified; (d) unless otherwise stated, all references to any agreement (including this Agreement) shall be deemed to include the exhibits, schedules and annexes (including all Schedules, Exhibits and Appendixes) to such agreement; (e) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (f)

the word “or” need not be exclusive; (g) unless otherwise specified in a particular case, the word “days” refers to calendar days; (h) references herein to this Agreement or any other agreement contemplated herein shall be deemed to refer to this Agreement or such other agreement as of the date on which it is executed and as it may be amended, modified or supplemented thereafter, unless otherwise specified; (i) unless expressly stated to the contrary in this Agreement, all references to “the date hereof,” “the date of this Agreement” and words of similar import shall all be references to March 30, 2022; and (j) the word “extent” and the phrase “to the extent” shall mean the degree (if any) to which a subject or other thing extends, and such word or phrase shall not merely mean “if”.

Section 4.10 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other party hereto.

Section 4.11 Assignability; Change of Control.

(a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that neither party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto. Notwithstanding the foregoing but subject to Section 4.11(b), no such consent shall be required for the assignment of a party’s rights and obligations under this Agreement, the Separation Agreement and the other Ancillary Agreements (except as may be otherwise provided in any such other Ancillary Agreement) in whole (i.e., the assignment of a party’s rights and obligations under this Agreement, the Separation Agreement and all other Ancillary Agreements all at the same time) in connection with a change of control of a party hereto so long as the resulting, surviving or transferee Person assumes all the obligations of the relevant party thereto by operation of Law or pursuant to an agreement in form and substance reasonably satisfactory to the other Party.

(b) To the extent legally permissible, SpinCo shall notify Parent in writing at least ninety (90) calendar days prior to the completion of any SpinCo Change of Control. In the event of a SpinCo Change of Control, notwithstanding anything to the contrary herein, Parent shall be entitled to terminate this Agreement, in whole or in part, without any penalty, liability or further obligation with forty-five (45) calendar days’ prior written notice to SpinCo, during which period any outstanding services will be unwound.

Section 4.12 Non-Recourse. No past, present or future director, officer, employee, incorporator, member, partner, shareholder, Affiliate, agent, attorney or representative of either Parent or SpinCo or their Affiliates shall have any liability for any obligations or liabilities of Parent or SpinCo, respectively, under this Agreement or for any claims based on, in respect of, or by reason of, the transactions contemplated by this Agreement.

Section 4.13 Mutual Drafting. This Agreement shall be deemed to be the joint work product of the parties and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

Section 4.14 Ancillary Agreements. In the event of any conflict or inconsistency between the terms of this Agreement and the terms of the Separation Agreement, the terms of this Agreement shall control with respect to the subject matter addressed by this Agreement to the extent of such conflict or inconsistency. In the event of any conflict or inconsistency between the terms of this Agreement or the Separation Agreement, the Arrangement Agreement or any other Specified Ancillary Agreement, on the one hand, and any Transfer Document, on the other hand, including with respect to the allocation of Assets and Liabilities as among the parties or the members of their respective Groups, this Agreement, the Separation Agreement, the Arrangement Agreement, or such Specified Ancillary Agreement shall control.

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IN WITNESS WHEREOF, each of the parties hereto have caused this Real Estate Matters Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Thomas J. Appio
Name: Thomas J. Appio
Title: Chief Executive Officer, Pharma Business

BAUSCH + LOMB CORPORATION

By:	/s/ Joseph C. Papa
Name: Joseph C. Papa
Title: Chief Executive Officer

[Signature Page to Real Estate Matters Agreement]